RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS
25.	RELATED-PARTY TRANSACTIONS

Transactions with joint venture, associates, and unconsolidated entities

	2018	2017
Accounts receivable and other assets	6,359	5,929

Other entities	6,359	5,929

	2018	2017
Accounts payable and other liabilities	74,210	67,654

Hispamar	66,704	62,094
Other entities	7,506	5,560

	2018	2017
Revenue
Revenue from services rendered	347	119

Other entities	347	119

Financial income	430

Other entities	430

	2018	2017
Costs/expenses
Operating costs and expenses	(236,087)	(215,079)

Hispamar	(207,271)	(185,223)
Other entities	(28,816)	(29,856)

Financial expenses	(167)

Hispamar	(158)
Other entities	(9)

The balances and transactions with jointly controlled entities, associates, and unconsolidated entities result from business transactions carried out in the normal course of operations, namely the provision of telecommunications services by the Company to these entities and the acquisition of these entities’ contents and the lease of their infrastructure.

Compensation of key management personnel

As at December 31, 2018, the compensation of the officers responsible for the planning, management and control of the Company’s activities, including the compensation of the directors and executive officers, totaled R$81,244 (R$49,688 in 2016). The ratification of the JRP by the Court, after its voting and approval by the creditors at the General Creditors’ Meeting entailed the payment special, one-off, nonrecurring compensation to the statutory executive committee, of up to R$15.5 million, net of taxes and charges, as established in the agreements entered into with the executive officers and previously approved by the Company’s Board of Directors.